SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              ___________________


       Date of Report (Date of earliest event reported) November 13, 1997

                          BIOCONTROL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  0-10822               25-1229323
(State of other jurisdiction  (Commission File Number)     (IRS Employer
of incorporation)                                       Identification No.)


              300 Indian Springs Road, Indiana, Pennsylvania 15701
         (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code (412) 349-1811



       _________________________________________________________________
                        (Former name or former address,
                         if changes since last report.)




Item 1.	Change in Control of Registrant.
	Not applicable.

Item 2.	Acquisition or Disposition of Assets.
	Not applicable.

Item 3.	Bankruptcy or Receivership.
	Not applicable.

Item 4.	Changes in Registrant's Certifying Accountant
	Not applicable.

Item 5.	Other Events.
	On November 13, 1997, Biocontrol Technology, Inc. (NASDAQ:BICO) announced today that although there can be no guarantees, it plans to submit by year end to the Food and Drug Administration (FDA) for marketing approval on the Diasensor 1000 noninvasive glucose sensor for diabetics. The Company also stated that its schedule to obtain a CE mark in the first quarter of 1998 for marketing the Diasensor in Europe continues on target. The Company further announced that shipment of Diasensor 1000s to Manila, Philippines is scheduled in the third or fourth week of November.

Item 6.	Resignation of Registrant's Directors.
	Not Applicable

Item 7.	Financial Statement, Pro Forma Financial Information and Exhibits.

	(a) 	Financial Statements and Businesses Acquired - Not Applicable.

	(b)	Pro Forma Financial Information - Not Applicable.

	(c) 	Exhibits-Press Release

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

	                           BIOCONTROL TECHNOLOGY, INC.


	                           by  /s/ Fred E. Cooper, CEO

DATED: November 13, 1997

BICO
BIOCONTROL TECHNOLOGY, INC
2275 Swallow Hill Road, Building 2500
Pittsburgh, PA  15220
Press Release
Release:  Immediate
For More Information, Call:
Investors 							Media
Diane McQuaide                                  Susan Taylor
1.412.429.0673  phone                           1.412.279.9455 phone
1.412.279.9690  fax                             1.412.279.9447 fax

	BIOCONTROL PLANS FDA SUBMISSION ON DIASENSOR 1000 BY THE END OF 1997

Pittsburgh, PA - November 13, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that although there can be no guarantees, it plans to submit by year end to the Food and Drug Administration (FDA) for marketing approval on the Diasensor 1000 noninvasive glucose sensor for diabetics. Based on a recent meeting with the FDA, additional in-home patients will be added and included in this submission because of the improved results from calibrating the Diasensor to patients in their homes rather than in a clinical setting. The Company also stated today that its schedule to obtain a CE mark in the first quarter of 1998 for marketing the Diasensor in Europe continues on target. The Company further announced that shipment of Diasensor 1000s to Manila, Philippines is scheduled in the third or fourth week of November. Using near-infrared technology, the Diasensor 1000 measures glucose in the blood without the need to finger prick. Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.